UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________
FORM 8-K
______________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF1934
August 11, 2026
Date of Report (Date of earliest event reported)
Zura Bio Limited
(Exact name of registrant as specified in its charter)
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Cayman Islands	001-40598	98-1725736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1489 W. Warm Springs Rd. #110
Henderson, NV 89014
(Address of principal executive offices,
including zip code)
(702) 825-9872
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ZURA	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On August 11, 2026, Zura Bio Limited (the “Company”) issued a press release announcing its second quarter 2026 financial results. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information furnished under this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.
Item 7.01.    Regulation FD Disclosure.
On August 11, 2026, the Company provided an updated corporate presentation that may be used in connection with upcoming presentations at conferences and investor meetings. The full text of the Company’s corporate presentation is filed as Exhibit 99.2 hereto, and incorporated herein by reference, and may also be accessed through the “News & Events” section of the Company’s website at investors.zurabio.com.
The information furnished under this Item 7.01 (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act. The information in this Item 7.01 (including Exhibit 99.2) shall not be deemed incorporated by reference into any other filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 11, 2026
99.2	Corporate Presentation, dated August 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZURA BIO LIMITED
Date: August 11, 2026	By:	/s/ Kim Davis
Kim Davis
Chief Operating Officer, Chief Legal Officer and Corporate Secretary